                                                                 EXHIBIT 10.3
                                                                 ------------


                         REGISTRATION RIGHTS AGREEMENT



                                     among


                           P.N.Y. ELECTRONICS, INC.,


                         GS CAPITAL PARTNERS II, L.P.

                            AND AFFILIATED PARTIES


                                      and


                                  GADI COHEN



                          Dated as of August 4, 1995

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.  Certain Definitions...................................................    1

      1.1.  "Affiliates"..................................................    1
      1.2.  "Cohen Affiliates"............................................    2
      1.3.  "Cohen Parties"...............................................    2
      1.4.  "Beneficially Own" or "Beneficial Ownership"..................    2
      1.5.  "Commission"..................................................    2
      1.6.  "Exchange Act"................................................    2
      1.7.  "GSCP Affiliates".............................................    2
      1.8.  "GSCP Parties"................................................    2
      1.9.  "Holder" or "Holders".........................................    2
      1.10. "IPO".........................................................    2
      1.11. "Notes".......................................................    2
      1.12. "Person"......................................................    2
      1.13. "Preferred Stock".............................................    3
      1.14. "Qualified IPO"...............................................    3
      1.15. "Registrable Securities"......................................    3
      1.16. "Securities Act"..............................................    3
      1.17. "Warrants"....................................................    3

2.  Registration Rights...................................................    3

      2.1.  Demand Registrations..........................................    3
      2.2.  Piggyback Registrations.......................................    6
      2.3.  Allocation of Securities Included in Registration Statement...    8
      2.4   Registration Procedures.......................................    11
      2.5.  Registration Expenses.........................................    17
      2.6.  Certain Limitations on Registration Rights....................    19
      2.7.  Limitations on Sale or Distribution of Other Securities.......    19
      2.8.  No Required Sale..............................................    20
      2.9.  Indemnification...............................................    20

3.  Underwritten Offerings................................................    24

      3.1.  Requested Underwritten Offerings..............................    24
      3.2.  Piggyback Underwritten Offerings..............................    24

4.  General...............................................................    25

      4.1.  Adjustments Affecting Registrable Securities..................    25
      4.2.  Rule 144......................................................    25
      4.3.  Nominees for Beneficial Owners................................    25
      4.4.  Amendments and Waivers........................................    26

      4.5.  Notices.......................................................    26
      4.6.  Miscellaneous.................................................    28
      4.7.  No Inconsistent Agreements....................................    29

Schedule I - Addresses for Notices

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT, dated as of August 4, 1995 (this "Agreement"), among P.N.Y. Electronics, Inc., a Delaware corporation (the "Company"), GS Capital Partners II, L.P., a Delaware limited partnership ("GSCP"), GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1995, L.P., Bridge Street Fund 1995, L.P. and Gadi Cohen, residing at 8 Shinnecock Trail, Franklin Lakes, New Jersey 07417 ("Cohen").

          The Company, GSCP, GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1995, L.P., Bridge Street Fund 1995, L.P. and Cohen have entered into a Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof.

          The Company, GSCP, GS Capital Partners II Offshore, L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 1995, L.P., Bridge Street Fund 1995, L.P. and Cohen have entered into a Stockholder Agreement (the "Stockholder Agreement"), dated as of the date hereof.

          The parties hereto desire to provide certain registration rights with respect to the shares of common stock, par value $.01 per share (the "Common Stock"), of the Company held as of the date hereof, by Cohen, or issued or issuable upon conversion of the Preferred Stock (as such term is defined herein) or upon exercise of any Warrants (as such term is defined herein) held by the GSCP Parties or issued to management pursuant to Section 4.3 of the Purchase Agreement (as such term is defined herein) or in certain other circumstances.

          Accordingly, the parties hereto agree as follows:

1. Certain Definitions.
   -------------------

As used in this Agreement, the following terms shall have the meanings ascribed to them below:

          1.1. "Affiliates" shall mean, (i) with respect to any Person, any
                ----------
other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (ii) with respect to any individual, shall also mean the spouse, child or parent of such Person or any trust or similar entity of which there are no principal beneficiaries other than such Person and/or one or more of such relatives. Notwithstanding the foregoing, neither the Corporation nor any Person controlled by the Corporation shall be deemed to be an Affiliate of Cohen or Affiliate of GSCP for purposes of this Agreement.

          1.2. "Cohen Affiliates" shall mean Affiliates of Cohen.
                ----------------

          1.3.  "Cohen Parties" shall mean Cohen, together with the Cohen
                 -------------
Affiliates.

          1.4.  "Beneficially Own" or "Beneficial Ownership" shall have the
                 ----------------      --------------------
meaning set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

          1.5.  "Commission" shall mean the Securities and Exchange Commission.
                 ----------

          1.6.  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                 ------------
as amended.

          1.7.  "GSCP Affiliates" shall mean (a) prior to a Qualified IPO,
                 ---------------
Affiliates of GSCP and (b) after a Qualified IPO, one or more partnerships, corporations, trusts or other organizations which are controlled by, control or are under common control with GSCP or one or more of the then current, former or future partners of GSCP to the extent that they receive Stock as a distribution in kind on a pro rata basis upon or after a Qualified IPO.

          1.8.  "GSCP Parties" shall mean GSCP together with the GSCP Affiliates
                 ------------

          1.9.  "Holder" or "Holders" shall mean any party who is a signatory
                 ------      -------
to this Agreement and any party who shall hereafter acquire and hold Registrable Securities.

          1.10. "IPO" shall mean the initial underwritten public offering
                 ---
pursuant to which the Common Stock becomes registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          1.11. "Notes" shall mean the subordinated notes, dated August 3, 1995,
                 -----
issued by the Company to Cohen, comprised of (a) a note in the principal amount of $15,000,000 (the "$15,000,000 Note") and (b) a note in the initial principal amount of $5,140,000 (the "$5,140,000 Note").

          1.12. "Person" shall mean any individual, corporation, partnership,
                 ------
firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

          1.13. "Preferred Stock" shall mean the Series A Convertible Preferred
                 ---------------
Stock, par value $.01 per share, of the Company.

          1.14.  "Qualified IPO" shall mean a bona fide, firm commitment,
                  -------------
underwritten public offering pursuant to an effective registration statement under the Securities Act resulting in at least $15,000,000 of gross proceeds to the sellers (including the Corporation) before deducting underwriting discounts and commissions and offering expenses.

          1.15.  "Registrable Securities" shall mean (i) any shares of Common
                  ----------------------
Stock held as of the date hereof by the Cohen Parties, (ii) any shares of Common Stock issued upon conversion of any share of Preferred Stock or upon exercise of any of the Warrants held by the GSCP Parties (the "Conversion Shares), (iii) any shares of Common Stock issued upon conversion of any share of Preferred Stock held by some or all of the members of key management of the Company ("Management"), pursuant to an agreement to be entered into by the Company and Management as contemplated by Section 4.3 of the Purchase Agreement (the "Management Stock Purchase Agreement") and any other shares of Common Stock issued to (or issuable upon exercise of options or warrants issued to) members of the Company's management prior to a Qualified IPO in compliance with the provisions of Section 9 of the Stockholder Agreement, and (iv) any shares of Common Stock issued upon any subdivision, combination or reclassification of such shares or any stock dividend in respect of any of the foregoing shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act or (iii) such securities shall have ceased to be outstanding.

          1.16.  "Securities Act" shall mean the Securities Act of 1933, as
                  --------------
amended.

          1.17.  "Warrants" shall mean the warrants to purchase Common Stock
                  --------
issued pursuant to the Purchase Agreement.

2. Registration Rights.
   -------------------

          2.1.   Demand Registrations.
                 --------------------

                 (a) (i) Subject to Sections 2.1(b), 2.1(e) and 2.3 below, (x) at any time and from time to time, in the case of any Cohen Party, (y) at any time and from time to time after the earlier of (A) six (6) months following the closing of an IPO and (B) the first anniversary of the date hereof in the case of any GSCP Party or (z) at any time and from time to time after six (6) months following the closing of an IPO in the case of any other Holder, such Holder or a group of Holders shall have the right to require the Company to file a registration statement under the Securities Act covering all or any permitted part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder or group of Holders and the intended method of distribution thereof. All requests pursuant to this Section 2.1(a)(i) are referred to herein as "Demand Registration Requests," and the registrations requested are referred to herein as "Demand Registrations." As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice of such Demand Registration Request to all Holders of record of Registrable Securities.

                    (ii) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Holder(s) which requested such registration and (y) the Registrable Securities of any Holder which shall have made a written request to the Company for registration thereof in accordance with the provisions of Section 2.2. (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder) within 30 days after the receipt of written notice (or, 15 days if, at the request of the Holder(s) which requested such registration, the Company states in such written notice or gives telephonic notice to all Holders, with written confirmation to follow promptly thereafter, that such registration will be on Form S-3 )

                    (iii) The Company shall, as expeditiously as possible following a Demand Registration Request, use its best efforts to (x) effect such registration under the Securities Act of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, and (y) if requested by the Holder(s) which requested such registration, obtain acceleration of the effective date of the registration statement relating to such registration.

               (b)  The Demand Registration rights granted to the Holders in
Section 2.1(a) are subject to the limitations set forth in Section 4.6(a) and to the following limitations: (i) each Demand Registration Request must include Registrable Securities either (A) having an aggregate market value of at least $15,000,000, which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price thereof or (B) the case of an IPO, in an amount equal to fifty percent of the number of shares of Common Stock which may be acquired upon the conversion of all of the shares of Preferred Stock presently held by the GSCP Parties (the "Preferred Stock Conversion Shares") (provided that the limitations set forth in this clause (i) shall not be in effect at any time the Holders' Registrable Securities would otherwise be able to be sold under Rule 144 under the Securities Act but for the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's outside counsel (which shall be reasonably acceptable to the Holders requesting such registration) delivers a written opinion of counsel to such Holders to the effect that such Holders' Registrable Securities may be publicly offered and sold without registration under the Securities Act); (ii) the Company shall not be required to cause a registration pursuant to Section 2.1(a)(i) to be declared effective within a period of 180 days after the effective date of any other registration statement of the Company (other than a registration statement on Form S-8); (iii) if the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with or materially adversely affect, any material financing, acquisition, disposition of assets or stock, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries or would require the Company to make public disclosure of information the public disclosure of which would not otherwise then be required and which would have a material adverse effect upon the Company or the value of the Company's Stock (a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration Request until such Valid Business Reason no longer exists, but in no event for more than six months, and, in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement; and the Company shall give written notice of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; and (iv) the offering of Registrable Securities requested to be registered pursuant to
Section 2.1(a)(i) shall be pursuant to a firm commitment underwritten offering unless the Company has previously sold Registrable Securities pursuant to a registration statement under the Securities Act.

               If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any Common Stock, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect) or a registration on any registration form that does not permit secondary sales. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed under Section 2.1(a)(i) (whether pursuant to clause
(iii) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than six months after the date of the postponement), use its best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this
Section 2.1 (unless the Holder(s) delivering the Demand Registration Request shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause (iii) above.

               (c) The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering made pursuant to Section 2.1(a)(i), authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares; provided, however, that such
                                              --------  -------
inclusion shall be permitted only to the extent that it is pursuant to and subject to the terms of the underwriting agreement or arrangements, if any, entered into by the Holders exercising the Demand Registration rights granted to the Holders under Section 2.1(a)(i).

               (d) Subject to any provisions in the Purchase Agreement or the Stockholder Agreement, the managing underwriter for any Demand Registration shall be selected by the party or parties making the demand for such registration, provided that such underwriter shall be reasonably satisfactory to the Company.

               (e) Notwithstanding any other provision of this Agreement, no Person other than a Cohen Party or a GSCP Party shall be entitled to make a Demand Registration Request pursuant to this Section 2 until six (6) months following the closing of an IPO.

          2.2. Piggyback Registrations.
               -----------------------

               (a) If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) a registration on a registration statement on Form S-4 or S-8 or on any registration form that does not permit secondary sales or (ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), and subject in all cases to Section

2.2(d), the Company shall, subject to Sections 2.2(b), 2.3 and 2.6 hereof, use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. No registration effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations. There is no limitation on the number of such piggyback registrations under this Section
2.2 which the Company is obligated to effect.

               (b) If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.

               (c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior
          --------  -------
to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

               (d) Notwithstanding any other provision of this Agreement, if any over-allotment option is exercised in an IPO, then, to the extent of the number of shares of Common Stock to be sold pursuant to such over-allotment option, such shares shall be provided (i) first, from Registrable Securities the GSCP Parties desire to be sold pursuant to such over-allotment option, (ii) second, from Registrable Securities held by any other Holders which desire to sell such Registrable Securities pursuant to such over-allotment option (each Holder to be entitled to contribute a pro rata share of such Registrable Securities based on the number of Registrable Securities then owned by each Holder (considered together with its Affiliates) requesting inclusion in relation to the number of Registrable Securities then owned by all Holders requesting inclusion (the "Pro Rata Basis")), and (iii) third, from the Company.

          2.3. Allocation of Securities Included in Registration Statement.
               -----------------------------------------------------------

               (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and a co-manager of such offering, which shall be a prominent investment banking firm which is unaffiliated with the Holders (the "Co-Manager"), shall advise the Company that, in its view, the number of securities requested to be included in such registration (including those securities requested by the Company (the "Company Securities") to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Registrable Securities proposed to be registered, the Company shall include in such registration:

          (x) in the case of a Demand Registration Request by GSCP Parties (a "GSCP Request"), include:

                    (1) Registrable Securities included by the GSCP Parties in such GSCP Request having an aggregate market value (based upon the net proceeds received per share upon sale in such registration) ("Aggregate Market Value") equal to (A) $15,000,000 less (B) the aggregate amount of any consideration previously received by the GSCP Parties from all sales of Registrable Securities by the GSCP Parties to any party other than a GSCP Party (the number of shares having an Aggregate Market Value equal to such difference being referred to as the "GSCP Number"), and, thereafter,

                    (2)  Company Securities, up to an amount equal to 50% of the
     Section 2.1 Sale Number and, thereafter, (3) all of the Registrable Securities of all Holders requesting that Registrable Securities be included in such registration (each such Holder, a "Participating Holder"). If the number of such Registrable Securities exceeds 50% of the Section 2.1 Sale Number, then the number of such Registrable Securities (not to exceed in number the Section 2.1 Sale Number) to be included in such registration shall be allocated among all the Participating Holders on a Pro Rata Basis; provided, however, that, after giving effect to the foregoing allocation
     --------  -------
     pursuant to this subsection (x)(3), the aggregate number (the "Aggregate Number") of shares allocated pursuant to this subsection (x)(3) to Participating Holders who are Cohen Parties or GSCP Parties shall be reallocated among such Participating Holders such that (1) the sum of (I) the aggregate number of shares allocated pursuant to this subsection (x)(3) to Participating Holders who are GSCP Parties plus (II) the GSCP Number equals the sum of (I) the aggregate number of shares allocated pursuant to this subsection (x)(3) to Participating Holders who are Cohen Parties plus
     (II) such Company Securities included pursuant to subsection (x)(2), the proceeds of which will be used to make mandatory prepayments pursuant to
     Section 1.2(a) of the $15,000,000 Note ("Designated Company Securities"); and (2) at such time as all of the Registrable Securities requested to be included of either the Cohen Parties or GSCP Parties have been so allocated, the remainder of such Registrable Securities not allocated pursuant to subclause

     (1) of this proviso, if any, up to the Aggregate Number, shall be allocated to either the Participating Holders who are Cohen Parties or to the Participating Holders who are GSCP Parties, to the extent one of them has Registrable Securities requested to be included which have not previously been included pursuant to the allocation of the Aggregate Number; and provided further, that, other than with respect to an IPO, from and after
     -------- -------
     the point at which the GSCP Parties have or, after giving effect to the foregoing allocation pursuant to this Section (x)(1), (2) and (3) and the sale of Registrable Securities pursuant to the registration to which such allocation relates, would have, Sold (as such term is defined in the Stockholder Agreement), in the aggregate, but excluding any Sales (as such term is defined in the Stockholder Agreement) by GSCP Parties to or among GSCP Parties, a number of Warrants or shares of Common Stock or Preferred Stock representing Beneficial Ownership of 50% of the Conversion Shares the beneficial ownership of which was acquired pursuant to the Purchase Agreement (regardless of the manner in which such Sale is effected), the reallocation of shares among Participating Holders who are Cohen Parties or GSCP Parties shall be, in lieu of the reallocation set forth in subclause
     (1) of the preceding proviso, such that the aggregate number of shares allocated to Participating Holders who are Cohen Parties equals three times the sum of (I) the aggregate number of shares which are allocated to the Participating Holders who are GSCP Parties plus (II) the GSCP Number, with any Designated Company Securities being counted as shares allocated to Participating Holders who are Cohen Parties (the allocation pursuant to the provisions set forth in this subsection (x)(3) is referred to as the "Agreed Allocation"), and

               (y) in all other cases, the number of such Registrable Securities and Company Securities (not to exceed in number the Section 2.1 Sale Number) to be included in such registration shall be allocated among the Company and such Holders in accordance with the Agreed Allocation (with the GSCP Number, for purposes of such allocation, being equal to 0).

                         If, as a result of the proration provisions of this
Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration or may reduce the number requested to be included; provided,
                                                                     --------
however, that (x) such request must be made in writing prior to the earlier of
-------
the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (y) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                    (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the Co-Manager shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include in such registration, subject to Section 2.2(d), (i) first, Company Securities, the proceeds of which will be used to make mandatory prepayments pursuant to Section 1.3(a) of the $5,140,000 Note, and thereafter,
(ii) subject to Section 4.3(c), Designated Company Securities, and, thereafter,
(iii) Registrable Securities requested to be included by the GSCP Parties in an amount up to the amount of Designated Company Securities included pursuant to the preceding clause (ii), and thereafter (iv) all other Company Securities and, thereafter (v) to the extent that the number of Registrable Securities and Company Securities to be sold pursuant to (i), (ii), (iii) and (iv) (the "Prior Securities") is less than the Section 2.2 Sale Number, all Registrable Securities (other than Registrable Securities set forth in (iii) above) requested to be included by all Holders; provided, however, that if the number
                                         --------  -------
of such Registrable Securities exceeds the Section 2.2 Sale Number less the number of the Prior Securities, then the number of such Registrable Securities included in such registration shall be allocated among all the Participating Holders on a Pro Rata Basis; provided, further, however, that if, after giving
                             --------  -------  -------
effect to the foregoing allocation, the aggregate number (the "2.2 Aggregate Number") of shares allocated pursuant to this subsection (v) to Participating Holders who are Cohen Parties or GSCP Parties shall be reallocated among such Participating Holders such that (1) the aggregate number of shares allocated pursuant to this subsection (v) to Participating Holders who are GSCP Parties equals the aggregate number of shares allocated pursuant to this subsection (v) to Participating Holders who are Cohen Parties; and (2) at such time as all of the Registrable Securities requested to be included of either the Cohen Parties or GSCP Parties have been so allocated, the remainder of such Registrable Securities not allocated pursuant to subclause (1) of this proviso, if any, up to the 2.2 Aggregate Number, shall be allocated to either the Participating Holders who are Cohen Parties or to the Participating Holders who are GSCP Parties, to the extent one of them has Registrable Securities requested to be included which have not previously been included pursuant to the allocation of the 2.2 Aggregate Number; and provided, further, that, other than with respect
                              --------  -------
to an IPO, from and after the point at which the GSCP Parties have or, after giving effect to the foregoing allocation and the sale of Registrable Securities pursuant to the registration to which such allocation relates, would have, Sold (as such term is defined in the Stockholder Agreement), in the aggregate, but excluding any Sales (as such term is defined in the Stockholder Agreement) by GSCP Parties to or among GSCP Parties, a number of Warrants or shares of Common Stock or Preferred Stock representing Beneficial Ownership of 50% of the Conversion Shares the Beneficial Ownership of which was acquired pursuant to the Purchase Agreement (regardless of the manner in which such Sale is effected), the reallocation of shares among Participating Holders who are Cohen Parties or GSCP Parties shall be, in lieu of the reallocation set forth in subclause (1) of the preceding proviso, such that the aggregate number of shares allocated to Participating Holders who are Cohen Parties equals three times the aggregate number of shares which are allocated to the Participating Holders who are GSCP Parties.

               (c) In connection with an IPO with respect to which the GSCP Parties have requested that Registrable Securities held by them be included in the IPO, Cohen agrees not to waive his right to receive any mandatory prepayment on the $15,000,000 Note pursuant to Section 1.2 thereof to the extent that such waiver would result in Cohen receiving less than $5,000,000 from such prepayment. In addition, in connection with any public offering by the Company, Cohen agrees that he will waive the right to receive mandatory prepayment pursuant to Section 1.2 of the $15,000,000 Note, of any amount in excess of the initial $5,000,000 mandatory prepayment of the $15,000,000 Note unless the GSCP Parties shall be entitled to include, in such public offering, the lesser of (1) the number of shares which have an Aggregate Market Value equal to the amount of the mandatory prepayment received by Cohen pursuant to Section 1.2(a) of the $15,000,000 Note in connection with such public offering or (2) the number of shares which the GSCP Parties may then sell in accordance with Section 3(b) of the Stockholder Agreement.

               (d) Notwithstanding any other provision of this Agreement, (i) any sale of shares by the GSCP Parties pursuant to a Demand Registration Request or a piggyback registration request pursuant to Section 2.2 of this Agreement shall be subject to, and no provision of this Agreement shall constitute a waiver of, any of the restrictions on, or agreements with respect to, transfer of securities set forth in the Stockholder Agreement, including, without limitation, the restrictions set forth in Section 3(b) thereof, and (ii) Holders shall not be entitled to include in any Demand Registration Request or any piggyback registration request pursuant to Section 2.2 of this Agreement any Registrable Securities which may not then be sold by such Holder due to the restrictions referred to in clause (i) above or otherwise.

          2.4. Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement on an appropriate registration form of the Commission for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become and remain effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish, if requested, to one counsel for the Holders participating in the planned offering (selected by the Holders making the Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2) and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object in writing);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed the shorter of (i) 150 days in the case of a registration pursuant to Section 2.1 or 120 days in the case of a registration pursuant to Section 2.2 or (ii) such shorter period when all Registrable Securities covered by such registration statement shall have been sold in the manner set forth and as contemplated in such registration statement) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

               (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other state securities or "blue sky" laws of such jurisdictions within the United States as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing in advance of the effectiveness of such registration statement, and do any and all other acts and things as are reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

               (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any:
(i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the state securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading; and
(vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company may postpone taking
                      --------  -------
action with respect to a supplement or amendment to the applicable registration statement or a supplement or amendment to the related prospectus or any document incorporated or deemed to be incorporated therein by reference if the Board of Directors of the Company, in its good faith judgment, determines that the registration of Registrable Securities related to such registration statement or prospectus should not be made or continued due to the existence of a Valid Business Reason, provided that such postponement may only take place until such Valid Business Reason no longer exists, but in no event for more than six months;

               (f) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 16 months thereafter), an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (g) (i) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if no similar securities are then so listed, cause all such Registrable Securities to be listed on a national securities exchange or, failing that, secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter's arranging for the registration of at least two market makers as such with respect to such shares with the National Association of Securities Dealers, Inc. (the "NASD");

               (h) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

               (i) enter into such customary and reasonable agreements (including, if applicable, an underwriting agreement) and take such other appropriate actions as the Holders of a majority of the Registrable Securities participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, provided that the underwriting agreement, if any, shall be reasonably satisfactory in form and substance to the Company. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided to institutional investors in secondary offerings; provided, however, that the Company shall not be required
                     --------  -------
to make any representations or warranties with respect to information specifically provided by a selling holder or any underwriter for inclusion in the registration documents;

               (j) obtain an opinion from the Company's counsel and a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Holders of a majority of the Registrable Securities participating in such offering, and furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Holder or underwriter;

               (k) deliver promptly to each Holder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (the foregoing confidentiality agreements will require such Holders to agree that, among other things, (i) the information obtained by them as a result of such inspections shall be deemed confidential and shall not be used by them as the basis for any market transactions in the securities of the Company unless and until such information is made generally available to the public, and (ii) upon learning that disclosure of such information may be required pursuant to a subpoena or other order from a court of competent jurisdiction, they will give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the information and other records of the Company deemed confidential);

               (l) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

               (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

               (n) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

               (o) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement) provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriter, if any, and make the Company's representatives reasonably available for discussion of such document and make such changes in such document concerning the selling holders prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request;

               (p) furnish to each Holder participating in the offering and the managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (q) cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling holders of Registrable Securities at least three business days prior to any sale of Registrable Securities; and

               (r) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

               The Company may require as a condition precedent to the Company's obligations under this Section 2.4 that each seller of Registrable Securities as to which any registration is being effected furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request provided that such information shall be used only in connection with such registration.

               Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (ii), (iii), (iv) and (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 or until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received (i) the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 or (ii) the Advice.

               If any such registration statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky" or securities law then in force, the deletion of the reference to such Holder.

         2.5.  Registration Expenses.
               ---------------------

               (a) "Expenses" shall mean any and all reasonable fees and expenses incident to the Company's performance of or compliance with this
Article 2, including, without limitation: (i) Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, (ii) reasonable fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including, without limitation, reasonable fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) reasonable fees and disbursements of counsel for the Company, (vi) with respect to each registration, the fees and disbursements of one counsel for the selling Holders (selected by the Holders making the Demand Registration Request, in the case of a registration pursuant to Section 2.1, and selected by the Holders of a majority of the Registrable Securities included in such registration, in the case of a registration pursuant to Section 2.2), (vii) reasonable fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and reasonable fees and expenses of other persons, including special experts, retained by the Company, (viii) reasonable fees and expenses payable to a Qualified Independent Underwriter, to the extent a Qualified Independent Underwriter is required pursuant to rules of the National Association of Securities Dealers, Inc., and (ix) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").
                --------

               (b) The Company shall pay all Expenses with respect to any Demand Registration that shall not be deemed to have been effected as contemplated by Section 2.1(b) and any registration effected under Section 2.2. With respect to any Demand Registration effected pursuant to Section 2.1, (i) the Company shall pay all Expenses related to (A) the first three Demand Registrations which GSCP elects to have the Company pay the Expenses related thereto and (B) the first three Demand Registrations which Cohen elects to have the Company pay the Expenses related thereto and (ii) the Holders of Registrable Securities shall pay all Expenses related to any other Demand Registration effected pursuant to Section 2.1. (such Expenses shall be allocated among the Holders of Registrable Securities participating in a Demand Registration on a pro rata basis based on the lesser of (1) number of Registrable Securities included in such offering by a Holder relative to the number of Registrable Securities included in such offering by all Holders, except to the extent Expenses are attributable to a Holder or to securities included in an offering by a Holder).

               (c)  Notwithstanding the foregoing, (x) the provisions of this
Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any capital gains, income or transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with
                                                              --- ----
respect to payments of discounts and commissions in accordance with the number of shares sold in the offering, and all fees and disbursements of counsel for such Holder (other than fees and disbursements of counsel included in the amount of Expenses paid or payable by the Company pursuant to this Section 2.5) and (z) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

         2.6.  Certain Limitations on Registration Rights.  In the case of any
               ------------------------------------------
registration under Section 2.1 pursuant to an underwritten offering, or in the case of a registration under Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and executes all reasonable questionnaires, indemnities, underwriting agreements, lock-up letters and other documents (other than powers of attorney) which must be executed in connection therewith, and provides such other information to the Company or the underwriter as may be necessary to register such Holder's Registrable Securities.

         2.7.  Limitations on Sale or Distribution of Other Securities.
               -------------------------------------------------------

               (a) If requested in writing by the Company or the managing underwriter, if any, of any registration effected pursuant to Section 2.1 or 2.2, each

Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to the managing underwriter) or Form S-8, or an equivalent form which is then in effect) and agrees to use its best efforts to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree).

               (b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not effect any registration of any of its securities under the Securities Act (other than a registration on Form S-4 or Form S-8 or an equivalent form which is then in effect), whether or not for sale for its own account, until a period of 90 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

         2.8.  No Required Sale.  Nothing in this Agreement shall be deemed to
               ----------------
create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

         2.9.  Indemnification.
               ---------------

               (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors, officers, fiduciaries, employees and stockholders or general and limited partners (and the directors, officers, employees and stockholders thereof), each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "Person") who participates as an underwriter or a Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's prior written consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any
              --------  -------
such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

               (b) Each Holder of Registrable Securities that are included in the securities as to which any registration under Section 2.1 or 2.2 is being effected (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the fullest extent permitted by law, the Company, its officers, directors, employees and agents, each Person controlling the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange Act and all other prospective sellers and their directors, officers, employees, agents, general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Holder or underwriter or Qualified Independent Underwriter, if any, specifically for use therein and reimburse such indemnified party for any reasonable legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate
                                          --------  -------
amount which any such Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and (e) shall in no case be greater than the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

               (c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

               (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable out of pocket costs of investigation; provided, however, that (i) if the indemnifying party fails to
               --------  -------
take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction in connection with any action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, except to the extent any indemnified party or parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

               (e) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this
Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c).

               (f) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

               (g)  The indemnification and contribution required by this
Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               (h) Any amounts advanced by the indemnifying party to an indemnified party pursuant to this Section 2.9 as a result of any Claim referred to herein or any expenses related to any such Claim shall be returned to the indemnifying party if it shall be finally determined by a court of competent jurisdiction in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by such indemnifying party.

               (i) Notwithstanding anything to the contrary in this Section 2.9, to the extent provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

3. Underwritten Offerings.
   ----------------------

         3.1.  Requested Underwritten Offerings.  If requested by the
               --------------------------------
underwriters for any underwritten offering by the Holders pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be reasonably satisfactory in form and substance to the Holders which requested such registration and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements. Any Holder participating in the offering shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder; provided, however, that the Company
                                             --------  -------
shall not be required to make any representations or warranties with respect to information specifically provided by a selling Holder or an underwriter for inclusion in the registration statement. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

         3.2.  Piggyback Underwritten Offerings.  In the case of a registration
               --------------------------------
pursuant to Section 2.2 hereof, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Holders' Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Holder participating in such registration shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holder. Such underwriting agreement shall also contain such representations and warranties by the participating Holders as are customary in agreements of that type.

4. General.
   -------

         4.1.  Adjustments Affecting Registrable Securities. The Company agrees
               --------------------------------------------
that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the Holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares if in the reasonable judgment of (a) the Holder of Registrable Securities that makes a Demand Registration Request and (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities.

         4.2.  Rule 144.  If the Company shall have filed a registration
               --------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Common Stock or securities of the Company convertible into or exchangeable or exercisable for

Common Stock, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities
Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         4.3.  Nominees for Beneficial Owners.  If Registrable Securities are
               ------------------------------
held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement), provided that the Company shall have received assurances reasonably satisfactory to it of such beneficial ownership.

         4.4.  Amendments and Waivers.  This Agreement may be amended, modified,
               ----------------------
supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought. In addition, the definition of Registrable Securities may be amended to include additional securities, pursuant to the written consent of the Company, Cohen and GSCP.

          4.5. Notices.  Except as otherwise provided in this Agreement, all
               -------
notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

               (i)   if to the Company, to:

                     P.N.Y. Electronics, Inc.
                     200 Anderson Avenue
                     Moonachie, New Jersey 07074
                     Telecopy: (201) 438-9097
                     Attention: Gadi Cohen
                      with copies to:

                      Klein & Hill
                      521 Fifth Avenue
                      New York, New York 10175
                      Telecopy: (212) 697-9570
                      Attention: Reuven Klein, Esq.
                                 Gadi Hill, Esq.

                      and

                      Milbank, Tweed, Hadley & McCloy
                      One Chase Manhattan Plaza
                      New York, New York 10005
                      Telecopy: (212) 530-5219
                      Attention: Michael Goroff, Esq.

               (ii)   if to GSCP or any GSCP Party, to:

                      GS Capital Partners II, L.P.
                      85 Broad Street
                      New York, New York 10004
                      Telecopy: (212) 902-3000
                      Attention: Robert R. Grusky

                      with a copy to:

                      Fried, Frank, Harris, Shriver & Jacobson
                      One New York Plaza
                      New York, New York 10004
                      Telecopy: (212) 859-8586
                      Attention: Paul M. Reinstein, Esq.

               (iii)  if to Cohen or any Cohen Party, to:

                      Gadi Cohen
                      8 Shinnecock Trail
                      Franklin Lakes, New Jersey 07417
                     with copies to:

                     Klein & Hill
                     521 Fifth Avenue
                     New York, New York 10175
                     Telecopy: (212) 697-9570
                     Attention: Reuven Klein, Esq.
                                Gadi Hill, Esq.
                     and

                     Milbank, Tweed, Hadley & McCloy
                     One Chase Manhattan Plaza
                     New York, New York 10005
                     Telecopy: (212) 530-5219
                     Attention: Michael W. Goroff, Esq.


               (iv)  if to any other Holder, to the address
                     set forth on Schedule 1.1.

All such notices, requests, consents and other communications shall be deemed to have been given when received.

         4.6.  Miscellaneous.
               -------------

               (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein. This Agreement and the rights of the parties hereunder may be assigned by any of the parties hereto to any transferee of Registrable Securities; provided, however, that such rights
                                          --------  -------
shall not be transferred until such time as the transferee has executed and delivered to the Corporation, as a condition precedent to such transfer, an instrument in form and substance satisfactory to the Company confirming that such transferee takes such rights subject to all of the terms and conditions of this Agreement and agrees to be bound by the terms of this Agreement; and provided, further, that, in the case of any transfer of rights to a third party
--------  -------
other than a Cohen Party or a GSCP Party, such transferee shall only have the rights of, and be subject only to the obligations of, a Holder under this Agreement; and provided, further, that the last sentence of Section 4.4 shall
               --------  -------
not be assignable.

               (b) This Agreement (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to affect or abrogate any obligation which any Holder may otherwise have to the Company or any other party to this Agreement under the Purchase Agreement or the Stockholder Agreement or, in the case of Management, under the Management Stockholder Agreement to be entered into with the Company, GSCP and Cohen within 60 days of the date hereof, as contemplated by Section 4.3 of the Purchase Agreement.

               (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the conflicts of law principles thereof.

               (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

               (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

               (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

               (g) It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person, therefore, shall be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Notwithstanding the foregoing, no Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

               (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.7.  No Inconsistent Agreements.  Without the prior written consent of
               --------------------------
GSCP, neither the Company nor any Holder will, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof, other than any lock-up agreement with the underwriters in connection with any registered offering effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of, Common

Stock or any securities convertible into or exercisable or exchangeable for Common Stock, for a specified period following the registered offering.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                        P.N.Y. ELECTRONICS, INC.

                        By: /s/ Gadi Cohen
                            ----------------------------------------------
                             Gadi Cohen, President and
                             Chief Executive Officer

                        GS CAPITAL PARTNERS II, L.P.

                        By: GS Advisors, L.P., its general partner
                            By:  GS Advisors, Inc., its general partner

                        By: /s/ Joseph P. DiSabato
                            ----------------------------------------------
                             Joseph P. DiSabato, attorney-in-fact

                        GS CAPITAL PARTNERS II OFFSHORE, L.P.

                        By: GS Advisors, II (Cayman), L.P.,
                            its general partner
                            By: GS Advisors, II, Inc.,
                            its General partner

                        By: /s/ Joseph P. DiSabato
                            ----------------------------------------------
                             Joseph P. DiSabato, attorney-in-fact

                        GOLDMAN, SACHS & CO. VERWALTUNGS GmbH

                        By: /s/ Joseph P. DiSabato
                            ----------------------------------------------
                             Joseph P. DiSabato, attorney-in-fact

                        and

                        By: /s/ Terence O'Toole
                            ----------------------------------------------
                             Terence O'Toole, Managing Director

                        STONE STREET FUND 1995, L.P.

                        By: Stone Street Value Corp.,
                            General Partner

                        By: /s/ Joseph P. DiSabato
                            ----------------------------------------------
                             Joseph P. DiSabato, attorney-in-fact

                        BRIDGE STREET FUND 1995, L.P.

                        By: Stone Street Value Corp.,
                            Managing General Partner


                        By: /s/ Joseph P. DiSabato
                            ----------------------------------------------
                             Joseph P. DiSabato, attorney-in-fact

                        /s/ GADI COHEN
                        --------------------------------------------------
                        GADI COHEN